UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

RIDGEWORTH FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Solicitation Script

RidgeWorth Funds

Meeting Date: May 9, 2017

Toll Free Number: 855-928-4486

Inbound Greeting:

Thank you for calling the Broadridge Proxy Services Center for the RidgeWorth Funds. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>? And to confirm I am speaking with the right person, can you confirm your street address for me?

Hello Mr./Ms.<last name>. My name is <agent name>. I’m calling on behalf of your current investment with RidgeWorth Funds to confirm you have received the proxy materials for the Special Meeting of Shareholders scheduled for May 9, 2017. Have you received the proxy materials?

Near Meeting Date Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name>. I’m calling on behalf of your current investment with RidgeWorth Funds to confirm you have received the proxy materials for the Special Meeting of Shareholders scheduled in just a few days on May 9, 2017. Have you received proxy materials?

Adjournment Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms.                    , my name is <Agent Name> and I am calling on behalf of your current investment with RidgeWorth Funds. Due to the lack of shareholder participation, the special Meeting of Shareholders has been adjourned to <date/time>. Have you received proxy materials?

Voting:

The RidgeWorth Funds’ Board of Trustees has recommended a vote IN FAVOR of the proposals. Would you like to vote along with the recommendations of the Board for all of your accounts?

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Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address which was already confirmed, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll free number 855-928-4486.

Mr./Ms. <Shareholder’s Last Name>, your vote is important and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposals with you?    <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:

I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

The RidgeWorth Funds’ Board of Trustees recommends that you vote “FOR” the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposals reviewed:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 855-928-4486.

If Not Interested:

I am sorry for the inconvenience. As a shareholder your vote is very important. We would greatly appreciate that you fill out and return your proxy card at your earliest convenience. If you prefer, you can also vote by telephone or internet as outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

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ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of RidgeWorth Funds. You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on May 9, 2017.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-928-4486 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments of your time and will help RidgeWorth Funds obtain the necessary voting results. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of RidgeWorth Funds. You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on May 9, 2017.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-928-4486 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments of your time and will help RidgeWorth Funds obtain the necessary voting results. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 1:

Hello, this is <Fund Representative> calling you with an important message concerning your investment with RidgeWorth Funds. You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on May 9, 2017.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-928-4486 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments of your time and

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will help RidgeWorth Funds obtain the necessary voting results. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 2:

Hello, this is <Fund Representative> calling you with an important message concerning your investment with RidgeWorth Funds. You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on May 9, 2017. The meeting date is fast approaching and we need your help.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-928-4486 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments of your time and will help RidgeWorth Funds obtain the necessary voting results. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 3:

Hello, this is <Fund Representative> calling you with an urgent message concerning your investment with RidgeWorth Funds. You have probably received several messages concerning this Special Meeting. The Special Meeting of Shareholders is just a few days away on May 9, 2017 and we need your help.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. To ensure your vote is received timely, please consider voting by internet or by telephone. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-928-4486 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments of your time and will help RidgeWorth Funds obtain the necessary voting results. Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

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END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly. Thank you and have a nice day.

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FINAL – RidgeWorth Proxylite Script – pre-mailing version

Hi, this is Julia Short, President and CEO of RidgeWorth Funds.

I’m calling to ask for your vote for an upcoming RidgeWorth Funds’ Proxy and Special Meeting of Shareholders that will be held on May 9, 2017 regarding a proposed reorganization of RidgeWorth Funds into the Virtus Asset Trust.

As a shareholder, your participation in this important vote is needed.

In the next week, you will receive materials related to the proposed reorganization and special meeting. The materials will include instructions on how you can easily vote your shares by mail, over the phone or online.

After reviewing the proxy materials, you may contact the RidgeWorth Funds’ proxy solicitor, Broadridge Investor Communication Solutions at 855-928-4486 for help with voting your shares.

Your early vote on this matter is greatly appreciated.

Thank you in advance for your time and vote.

FINAL – RidgeWorth Proxylite Script – post-mailing version

Hi, this is Julia Short, President and CEO of RidgeWorth Funds.

I’m calling to ask for your vote for an upcoming RidgeWorth Funds’ Proxy and Special Meeting of Shareholders that will be held on May 9, 2017 regarding a proposed reorganization of RidgeWorth Funds into the Virtus Asset Trust.

You should have received materials related to the proxy and special meeting. The materials also included instructions on how to easily vote your shares by mail, over the phone or online.

As a shareholder, your participation in this important vote is needed.

You can vote now by pressing 1 at any time to be connected with a Broadridge Investor Communication Solutions proxy specialist.

If this message was recorded on your voice mail, please call RidgeWorth Funds’ proxy solicitor, Broadridge Investor Communication Solutions 1-855-928-4486 for help with voting your shares.

Thank you for your time and your vote.